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                                                                      EXHIBIT 23



                       Consent of Independent Accountants

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-87694, 33-87696, 333-59917, 333-59925, 333-68915
and 333-68919) of Orleans Homebuilders, Inc. and its subsidiaries of our report dated September 6, 2002 relating to the financial statements, which appears in the Form 10-K.

PricewaterhouseCoopers LLP
Philadelphia, PA
September 24, 2002